Critical accounting estimates and judgments	9 Months Ended
Sep. 30, 2025
Disclosure of changes in accounting estimates [abstract]
Critical accounting estimates and judgments	Critical accounting estimates and judgments
The Group's critical accounting policies are also consistent with those of the annual financial statements for the year ended December 31, 2024 described in Note 32.

Impairment of non-financial assets

At the date of each statement of financial position, the Group reviews the carrying amounts of its property, plant and equipment and finite lived intangible assets to determine whether there is any indication that those assets could have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent, if any, of the impairment loss. Where the asset does not generate cash flows that are independently, assets, the Group estimates the recoverable amount of the cash-generating unit to which the asset belongs. The Group’s property, plant and equipment items generally do not generate independent cash flows.

In the case of goodwill, any goodwill acquired is allocated to the cash-generating unit (‘CGU’) expected to benefit from the business combination. CGU to which goodwill is allocated is tested for impairment annually, or more frequently if events or changes in circumstances indicate that the carrying amount of the CGU may be impaired. The carrying amount of the CGU is compared to its recoverable amount, which is the higher of fair value less costs to sell and the value in use. An impairment loss is recognized for the amount by which the carrying amount exceeds its recoverable amount. The impairment review requires management to undertake certain significant judgments, including estimating the recoverable value of the CGU to which goodwill is allocated, based on either fair value less costs-to-sell or the value-in-use, as appropriate, in order to reach a conclusion on whether it deems the goodwill is impaired or not.

For purposes of the impairment testing, each CGU represents the smallest identifiable group of assets that generate cash inflows that are largely independent of the cash inflows from other assets or group of assets.

Each farmland in Argentina represents one CGU (see Note 3). For its properties in Brazil, management identified a farmland together with its related mill as separate CGUs. Most of the farmlands in Argentina are treated as single CGUs.

Based on these criteria, management identified a total amount of 29 CGUs as of September 30, 2025 and 29 CGUs as of September 30, 2024.

As of September 30, 2025 and 2024, due to the fact that there were no impairment indicators, the Group only tested those CGUs with allocated goodwill in Argentina and Brazil.

CGUs tested based on a fair-value-less-costs-to-sell model at September 30, 2025 and 2024:

As of September 30, 2025, the Group identified 6 CGUs in Argentina (2024: 6 CGUs) to be tested based on this model (all CGUs with allocated goodwill). Estimating the fair value less costs-to-sell is based on the best information available, and refers to the amount at which the CGU could be bought or sold in a current transaction between willing parties. Management may be assisted by the work of external advisors. When using this model, the Group applies the “sales comparison approach” as its method of valuing most properties, which relies on results of sales of similar agricultural properties to estimate the value of the CGU. This approach is based on the theory that the fair value of a property is directly related to the selling prices of similar properties.

Fair values are determined by extensive analysis which includes current and potential soil productivity of the land (the ability to produce crops and maintain livestock) projected margins derived from soil use, rental value obtained for soil use, if applicable, and other factors such as climate and location. Farmland ratings are established by considering such factors as soil texture and quality, yields, topography, drainage and rain levels. Farmland may contain farm outbuildings. A farm outbuilding is any improvement or structure that is used for farming operations. Outbuildings are valued based on their size, age and design.
Based on the factors described above, each farm property is assigned different soil classifications for the purposes of establishing a value, Soil classifications quantify the factors that contribute to the agricultural capability of the soil. Soil classifications range from the most productive to the least productive.

The first step to establishing an assessment for a farm property is a sales investigation that identifies the valid farm sales in the area where the farm is located. A price per hectare is assigned for each soil class within each farm property. This price per hectare is determined based on the quantitative and qualitative analysis mainly described above.

The results are then tested against actual sales, if any, and current market conditions to ensure the values produced are accurate, consistent and fair.

The following table shows only the 6 CGUs (2024: 6 CGUs) where goodwill was allocated at each period end and the corresponding amount of goodwill allocated to each one:

CGU / Operating segment / Country	September 30, 2025	September 30, 2024
La Carolina / Crops / Argentina	291	314
El Orden / Crops / Argentina	279	301
La Guarida / Crops / Argentina	2,708	2,923
Los Guayacanes / Crops / Argentina	3,310	3,573
Doña Marina / Rice / Argentina	5,763	6,220
El Colorado / Crops / Argentina	2,895	3,124
Closing net book value of goodwill allocated to CGUs tested (Note 14)	15,246	16,455
Closing net book value of PPE items and other assets allocated to CGUs tested	163,096	159,918
Total assets allocated to CGUs tested	178,342	176,373

Based on the testing above, the Group determined that none of the CGUs, with allocated goodwill, were impaired at September 30, 2025 and 2024.
CGUs tested based on a value-in-use model at September 30, 2025 and 2024:

As of September 30, 2025, the Group identified 2 CGUs (2024: 2 CGUs) in Brazil to be tested based on this model (all CGUs with allocated goodwill). The determination of the value-in-use calculation required the use of significant estimates and assumptions related to management’s cash flow projections In performing the value-in-use calculation, the Group applied pre-tax rates to discount the future pre-tax cash flows. In each case, these key assumptions have been made by management reflecting past experience and are consistent with relevant external sources of information, such as appropriate market data. In calculating value-in-use, management may be assisted by the work of external advisors.

The key assumptions used by management in the value-in-use calculations which are considered to be most sensitive to the calculation are:

Key Assumptions	September 30, 2025	September 30, 2024
Financial projections	Covers 5 years for UMA (*)	Covers 5 years for UMA (*)
	Covers 5 years for AVI (**)	Covers 5 years for AVI (**)
Yield average growth rates	0-2%	0-2%
Future pricing increases	2.15% per annum	0.80% per annum
Future cost decrease	0.79% per annum	0.63% per annum
Discount rates	4.0%	5.0%
Perpetuity growth rate	0.5%	1.0%

(*) UMA stands for Usina Monte Alegre LTDA.
(**) AVI stands for Adecoagro Vale Do Ivinhema S.A.

Discount rates are based on the risk-free rate for U. S. government bonds, adjusted for a risk premium to reflect the increased risk of investing in South America and Brazil in particular. The risk premium adjustment is assessed for factors specific to the respective CGUs and reflects the countries that the CGUs operate in.

The following table shows only the 2 CGUs where goodwill was allocated at each period end and the corresponding amount of goodwill allocated to each one:

CGU/ Operating segment	September 30, 2025	September 30, 2024
AVI / Sugar, Ethanol and Energy	2,986	2,915
UMA / Sugar, Ethanol and Energy	1,120	1,093
Closing net book value of goodwill allocated to CGUs tested (Note 14)	4,106	4,008
Closing net book value of PPE items allocated to CGUs tested	663,211	599,509
Total assets allocated to 2 CGUs tested	667,317	603,517

Based on the testing above, the Group determined that none of the CGUs, with allocated goodwill, were impaired at September 30, 2025 and 2024.

Management views these assumptions are conservative and does not believe that any reasonable change in the assumptions would cause the carrying value of these CGU’s to exceed the recoverable amount.